Exhibit 99.1
Raymond James 29th Annual Institutional Investors Conference March 5, 2008

2 Disclosure This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, that address activities that Mariner assumes, plans, expects, believes, estimates or anticipates (and other similar expressions) will, should or may occur in the future are forward-looking statements. Our forward-looking statements are generally accompanied by words such as "may", "estimate", "believe", "expect", "anticipate", "potential", "plan", or other words that convey the uncertainty of future events or outcomes. Such forward-looking statements, which include our guidance estimates, involve known and unknown risks, uncertainties and other factors that may cause Mariner's actual results or plans to differ materially from those in the forward-looking statements. There can be no assurance that any guidance estimates can or will be achieved. The forward-looking statements made in this presentation are based on the current beliefs of Mariner based on currently available information and assumptions that Mariner believes are reasonable. Mariner does not undertake any obligation to update estimates or other forward-looking statements as conditions change or additional information becomes available. Investors are urged to read the Annual Report on Form 10-K for the year ended December 31, 2007 and other documents filed by Mariner with the Securities and Exchange Commission ("SEC") that contain important information including detailed risk factors. The SEC has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Mariner uses the terms "probable," "possible" and "non- proved" reserves, reserve "potential" or "upside" or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines may prohibit it from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company. Unless otherwise stated, all well information in this presentation is presented on a gross or "8/8th's" basis and all production is presented net to Mariner's revenue interest. This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of Mariner.

3 Balanced Portfolio With Opportunity Balanced Portfolio With Opportunity Balanced Portfolio With Opportunity Midland West Texas Proved reserves: 389 Bcfe 2007 Production: 11.2 Bcfe ?Repeatable, low risk drilling Infill drilling and exploration Counter balance to deepwater Active acquisition focus area Shelf Proved reserves: 324 Bcfe 2007 Production: 65.8 Bcfe ? Cash flow for reinvestment Moderate risk exploitation Opportunity rich asset base Selective acquisition focus Deepwater Proved reserves: 123 Bcfe 2007 Production: 23.3 Bcfe ? High-impact exploration Successful track record Targeting 100 Bcfe+ prospects Subsea tieback expertise Houston

2007: Another Record Year Net production increased 25% to 100 Bcfe Net income up 19% to $143.9 million Operating cash flow increased 27% to $622.6 million* Year-end proved reserves increased 17% to 836 Bcfe 222% reserve replacement from all sources* 68% drilling success ratio in the Gulf of Mexico Continued expansion in West Texas Laid groundwork for a promising 2008: Bass Lite and NW Nansen deepwater projects on line StatoilHydro transaction closed Successful lease sale in October 2007, gearing up for March 2008 lease sale 30% - 40% production growth target 4 *See appendix for calculations of reserve replacement rate and reconciliation of non-GAAP measure operating cash flow.

2004 2005 2006 2007 Deepwater 86.66 111.1 130 122.844 Shelf 35.089 21 328.2 324.222 West Texas 115.717 205.5 257.3 388.75 5 Methodical Diversification Balanced Proved Reserve Expansion Bcfe

West Texas increased 11% of total year over year in 2007 Proved developed component increased 10% to 67% of total proved Oil/liquids ratio improved 6% to 46% of total proved 6 Shelf Deepwater West Texas Sacramento Basin East 0.39 0.15 0.46 0.16 Well Balanced Reserve Mix and Character Proved: 836 Bcfe 2007 Reserves Shelf Deepwater West Texas Sacramento Basin East 0.53 0.26 0.21 0.16 Probable: 403 Bcfe Improving Reserve Character

7 Strong Track Record of Growth 2004 2005 2006 2007 Proved Reserves 238 338 716 836 Bcfe Proved Reserves Average Daily Production 2004 2005 2006 2007 2008E Proved Reserves 103 80 221 275 355 383 2005 Hurricanes MMcfe/d ' ' Compound annual reserve growth of approximately 37% through 2007 Compound annual production growth of approximately 28% through 2007 383

Replacement Rate/Cost Reflects Efficient Growth 2004 2005 2006 2007 Rolling 3-yr avg RRC 1.77 1.73 2.83 3.21 0.56 0.31 $/Mcfe Reserve Replacement Cost* 2004 2005 2006 2007 Reserve Replacement Rate 172 280 248 237 RRR Forest Incremental 203 152 % Effect of Forest Oil Corp. Gulf of Mexico acquisition in March 2006. *See appendix for calculations of reserve replacement rate and reserve replacement cost. Rates and costs are three-year rolling averages. Reserve Replacement Rate* 8

2004 2005 2006 2007 2008E CAPEX 149 200 501 667 760 900 2004 2005 2006 2007 2008E EBITDA 176 129 521 623 1000 1200 9 $MM Operating CAPEX (2) $MM EBITDA (1) (1) See appendix for reconciliation of EBITDA and assumptions relating to 2008 illustration. Includes non-cash stock compensation expense. (2) Operating CAPEX excludes acquisitions and hurricane repairs covered by insurance. Results From Growing and Disciplined CAPEX ' ' ' ' 2005 Hurricanes 1200 900 + Committed to Living Within Our Means

10 2004 2005 2006 2007 2008E Ave Daily Prod 5.73 4.44 6.38 7.23 11.63 12.67 Efficient Growth Benefiting Stockholders *See appendix for reconciliation of cash flow per share and assumptions related to 2008 illustration. $/share Cash Flow Per Share* ' ' 2005 Hurricanes $12.67

Rich Opportunity Set Going Forward

- Stable and growing West Texas asset base offers low risk, repeatable drilling operations
  - ~81,000 net acres
  - ~ 6+ year inventory
  - 100% success rate through 2007
- Shelf exploitation activities afford numerous moderate risk, high rate of return projects
- High impact exploration program
  - Over 1 million net acres
  - Well over 7,000 blocks of new vintage, regional 3D seismic
  - Multi-year project inventory
  - Strong track record
- Extensive deepwater subsea tieback track record

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WWW.MARINER-ENERGY.COM NYSE: ME

12 Shelf Deepwater West Texas Sacramento Basin East 0.45 0.43 0.12 0.16 Capital Investment Portfolio $150 million deepwater exploration program - 9 wells including 3 subsalt $115 million shelf exploration program - 19 wells including 2 deep shelf $240 million development program - deepwater and shelf $100 million West Texas drilling program - approximately 100 wells Operating CAPEX Estimated at $757 Million* 2008 Capital Budget Exploration Development Other Capex 0.51 0.45 0.04 By Region By Category Major CAPEX Components * Excludes acquisitions and hurricane-related P&A costs, subject to potential significant expansion based on drilling results and cash flows.

West Texas Expansion

14 Continued Expansion in West Texas December 2007 Purchase price of ~$122.5 million ($1.28 / Mcfe) Approximately 39% incremental NRI in ~32,000 gross acres Estimated 96 Bcfe net proved reserves (~75% oil/liquids, ~46% developed) 348 gross producing wells Daily production of approximately 7.5 MMcfe/d, net at closing Closed December 31, 2007 February 2008 Purchase price of ~$21.7 million ($1.55 / Mcfe) Approximately 5% incremental NRI in ~18,250 gross acres Estimated 14 Bcfe net proved reserves (~72% PDP) 315 gross producing wells Daily production of approximately 1.9 MMcfe/d, net at closing Closed February 29, 2008

15 Strategic Merits of West Texas Acquisitions Compelling transaction metrics: ~ $144.2 million invested at $1.31 per Mcfe Partially offsets GOM decline rates Increases operational control 75% oil and liquids (Jan-Nov)

Deepwater Development

17 Extensive Subsea Tieback Expertise

18 18 Devil's Tower Bass Lite Project: A Series of Mariner GOM "Firsts" Second longest subsea gas tieback spanning ~56 miles Among 10 deepest projects at 6,750 feet Longest tieback utilizing fiber optical umbilical for communication First MMS approved steel catenary riser

19 Bass Lite Project: Another Mariner Success First production February 2008 Producing at ~ 60 Mmcfe/d (gross) through EPS Expecting ~ 125 Mmcfe/d (gross) mid year Mariner operated @ 42.2% WI Producing to Devil's Tower Water depth: 6,750 feet

20 NW Nansen (EB 558/602) - On Line, On Time Subsea tieback to Nansen Spar Anadarko operated First production February 08 Producing at ~ 100 Mmcfe/d (gross) ME 33-50% WI

Shelf Exploitation

Acquisition of StatoilHydro Shelf Operations

- Purchase price: $243 million
- Proved Reserves
  - Estimated 52.4 Bcfe net proved reserves (~87% gas, ~95% developed)
  - 36 gross producing wells (~76% operated)
  - Daily production as of 01/01/08 approximately 53.0 MMcfe/d, net
- Midstream assets: ~31 miles of gas gathering infrastructure (10"-16" pipelines)
- Exploration Portfolio
  - Estimated 24.1 Bcfe net probable reserves
  - Approximately 256,000 net acres
  - 11 high-quality exploration prospects

22 WWW.MARINER-ENERGY.COM NYSE: ME

23 Currently Fourth Largest Independent Leaseholder in Gulf of Mexico 2008 StatoilHydro Shelf Acquisition

Note: Mariner is the operator on projects above. (2P) = proved + probable reserves; (3P) = proved + probable + possible reserves. 24 Vermilion 380 3 additional wells budgeted in 2008 - rig on location Follows up 2 successes in 2008 Reserve potential: 30 - 40 Bcfe, net (2P) South Marsh Island 149 / 150 • 3 wells budgeted in 2008 • 3 - 4 follow up opportunities beyond 2008 • Reserve potential: 15 - 30 Bcfe, net (3P) South Marsh Island 10 / 11 3 wells budgeted in 2008 1 additional opportunity beyond 2008 Reserve potential: 20 - 30 Bcfe, net (3P) South Pass 24 • 6 recompletions budgeted for 2008 with ~30 remaining • 5 development/exploitation drilling locations for 2009 • 13 gas lift optimization projects ongoing • Reserve potential: 40 - 60, net (3P) Eugene Island 342 3 wells budgeted in 2008 Follows up 2 successes 2007 / 2008 Reserve potential: 20-30 Bcfe, net (3P) Underexploited Shelf Base with ~225+ Bcfe Potential West Cameron 110 3 wells budgeted in 2008 - Rig on location Follows up on 2 successes during 2007 One or more opportunities beyond 2008 Reserve potential: 90 - 150 Bcfe, net (3P) South Marsh Island 66 1 - 3 drilling opportunities for 2009 Reserve potential: 10 - 15 Bcfe, net (2P)

Exploration

Planned 2008 Drilling Schedule 26 9 Deepwater - 2 Subsalt 19 Shelf - 2 Deep Shelf 2 PUD

27 Access to over 7,000 blocks recent vintage 3D seismic data Regional coverage over fields and prospects Mariner prospects Regional Seismic Coverage As of 1/1/2008

28 Lease Sale Ushers In New Deepwater Chapter Second largest sale in history. Largest lease sale in Mariner's history Bid $163.3 million on 61 total blocks. 21 successful bids include: 9 deepwater subsalt 7 deepwater Miocene 5 conventional shelf 2 deep shelf

29 Risk Management Mariner employs methodical hedging strategy to ensure stable cash flows Typical program tailored to 40-60% of forecast PDP Hedging policy prohibits speculation Hedging Strategy Current 2008 Hedge Positions Weighted Average Positions Costless Collars: 11.76 Bcf @ $7.83 - $14.60 /MMBtu 1,195 MBbls @ $61.66 - $86.80 /Bbl Fixed Price Swaps: 38.65 Bcf @ $8.46 /MMBtu 2,264 MBbls @ $78.99 /Bbl Hedged Unhedged 0.53 0.47

Appendix

31 Reconciliation of Non-GAAP Measure EBITDA means earnings before interest, income taxes, depreciation, depletion, amortization and impairments. Mariner believes that EBITDA is a widely accepted financial indicator that provides additional information about its ability to meet its future requirements for debt service, capital expenditures and working capital, but EBITDA should not be considered in isolation or as a substitute for net income, operating income, net cash provided by operating activities or any other measure of financial performance presented in accordance with generally accepted accounting principles or as a measure of a company's profitability or liquidity. The 2008 illustration of EBITDA is based on previously disclosed production and cost guidance. Pricing assumes actual January-March NYMEX settlements and nine months NYMEX strip at 02/28/08. Actual results may vary significantly based on operational performance and price realizations. As presented, EBITDA for 2005, 2006 and 2007 includes $25.7MM, $10.2MM and $10.9MM of non-cash stock compensation, respectively. ($000) 2005 2006 2007 EBITDA Reconciliation Net income 40,481 $ 121,462 $ 143,934 $ + Net interest expense 8,172 39,649 54,665 + Provision for income taxes 21,294 67,344 77,324 + Depreciation, depletion and amortization 59,469 292,180 384,321 EBITDA 129,416 $ 520,635 $ 660,244 $

32 Operating cash flow ("OCF") is not a financial or operating measure under GAAP. The table below reconciles OCF to related GAAP information. We believe that OCF is a widely accepted financial indicator that provides additional information about our ability to meet our future requirements for debt service, capital expenditures and working capital, but OCF should not be considered in isolation or as a substitute for net income, operating income, cash flow from operating activities or any other measure of financial performance presented in accordance with GAAP or as a measure of our profitability or liquidity. The 2008 illustration of OCF is based on production and cost guidance. Pricing assumes actual January-March NYMEX settlements and nine months NYMEX strip at 02/28/08. Actual results may vary significantly based on operational performance and price realizations. Reconciliation of Non-GAAP Measure Years Ended December 31 Years Ended December 31 Years Ended December 31 Years Ended December 31 Years Ended December 31 2007 2006 2005 (In thousands) (In thousands) (In thousands) (In thousands) (In thousands) Cash flow from operating activities (GAAP) $536,113 $277,191 $ 165,444 Changes in operating assets and liabilities 86,497 213,217 $ (15,458) Operating Cash Flow as presented (Non-GAAP) $622,610 $490,378 $ 149,986

Reserve Replacement Rate

	Oil	Natural Gas	Natural Gas Equivalent	
	(Mbbl)	(MMcf)	(MMcfe)	RRR
31-Dec-02	11,018	136,055	202,165	
Revisions of previous estimates	900	(3,076)	2,324	
Extensions, discoveries and other additions	2,795	62,609	79,379	
Purchases of reserves in place				
Sales of reserves in place	(34)	(44,233)	(44,437)	
Production	(1,600)	(23,771)	(33,371)	
31-Dec-03	13,079	127,584	206,060	245%
Revisions of previous estimates	1,249	19,797	27,291	
Extensions, discoveries and other additions	2,225	28,334	41,684	
Purchases of reserves in place				
Sales of reserves in place				
Production	(2,298)	(23,782)	(37,570)	
31-Dec-04	14,255	151,933	237,465	184%
Revisions of previous estimates	835	963	5,971	
Extensions, discoveries and other additions	1,167	22,307	29,309	
Purchases of reserves in place	7,181	50,837	93,923	
Sales of reserves in place				
Production	(1,791)	(18,354)	(29,100)	
31-Dec-05	21,647	207,686	337,568	444%
Revisions of previous estimates	8,685	(58,055)	(5,947)	
Extensions, discoveries and other additions	9,823	93,112	152,050	
Purchases of reserves in place	12,410	244,741	319,201	
Purchase FST Acquisition			298,200	
Purchase less FST Acquisition			21,001	
Sales of reserves in place	(354)	(4,733)	(6,857)	
Production	(4,075)	(56,064)	(80,512)	
31-Dec-06	48,136	426,687	715,503	208%
Revisions of previous estimates	5,707	2,402	36,643	
Extensions, discoveries and other additions	4,671	61,548	89,576	
Purchases of reserves in place	11,763	25,832	96,407	
Sales of reserves in place	(283)	(341)	(2,041)	
Production	(5,431)	(67,689)	(100,273)	
31-Dec-07	64,563	448,439	835,815	222%

Reserve replacement rate (RRR) for a period is calculated by dividing the sum of total reserve extensions, discoveries and other additions, revisions and purchases (i.e. acquisitions) by production for the same period. The proved reserves attributable to the Forest Assets were excluded from the calculation in 2006 to reflect more accurately Mariner's ongoing operational performance.

		3-yr Rolling RRR
3-yr Revisions	35,586	
3-yr Extensions, discoveries and other additions	150,372	
3-yr Purchases of reserves in place	93,923	
3-yr Production	(100,041)	
2003-2005		280%
3-yr Revisions	27,315	
3-yr Extensions, discoveries and other additions	223,043	
3-yr Purchases of reserves in place (less FST Acquisition)	114,923	
3-yr Production	(147,182)	
2004-2006		248%
3-yr Revisions	36,667	
3-yr Extensions, discoveries and other additions	270,935	
3-yr Purchases of reserves in place	211,331	
3-yr Production	(209,885)	
2005-2007		247%

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34 Reconciliation of Reserve Replacement Cost Note on reserve replacement rate: Mariner's reserve replacement rates reported above were calculated by dividing total estimated proved reserve changes for the period from all sources, including acquisitions and divestitures, by production for the same period. The method Mariner uses to calculate its reserve replacement rate may differ from methods used by other companies to compute similar measures. As a result, its reserve replacement rate may not be comparable to similar measures provided by other companies. Note on reserve replacement cost: Reserve replacement cost is calculated by dividing development, exploitation, exploration and acquisition capital expenditures, reduced by proceeds of divestitures, for the period by net estimated proved reserve additions for the period from all sources, including acquisitions and divestitures. Our calculation of reserve replacement cost includes costs and reserve additions related to the purchase of proved reserves. The methods we use to calculate our reserve replacement cost may differ significantly from methods used by other companies to compute similar measures. As a result, our reserve replacement cost may not be comparable to similar measures provided by other companies. We believe that providing a measure of reserve replacement cost is useful in evaluating the cost, on a per-Mcfe basis, to add proved reserves. However, this measure is provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with generally accepted accounting principles. Due to various factors, including timing differences in the addition of proved reserves and the related costs to develop those reserves, reserve replacement costs do not necessarily reflect precisely the costs associated with particular reserves. As a result of various factors that could materially affect the timing and amounts of future increases in reserves and the timing and amounts of future costs, we cannot assure you that our future reserve replacement costs will not differ materially from those presented.